Prospectus Supplement	dated February 7, 2008

Putnam VT Small Cap Value Fund - Prospectus dated 4/30/07

The table of Annual Fund Operating Expenses in the Fund summary – Costs associated with your investment section is revised as follows:

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets) The table below shows the fund’s annual operating expenses for the fiscal year ended December 31, 2007 (except as otherwise indicated).

					Total Annual
				Acquired Fund	Fund
	Management	Distribution	Other	Operating	Operating
	Fee	(12b-1) Fees	Expenses	Expenses ****	Expenses

Class IA	0.76%	N/A	0.09%	0.08%	0.93%
Class IB	0.76%	0.25%	0.09%	0.08%	1.18%

**** Estimate of expenses attributable to the fund’s investments during the fund’s fiscal year ended December 31, 2007, and will vary based on the fund’s investments from time to time, in certain other investment companies that the fund bears indirectly, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports.

The table in Fund summary - How do these fees and expenses look in dollar terms? - setting forth the Example: Sales charge plus annual operating expenses on a $10,000 investment over time - is revised as follows:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class IA	$95	$295	$513	$1,138
Class IB	$120	$374	$647	$1,431

HV-6293	249836 - 2/08